UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2008
(Date of earliest event reported)

American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02     Results of Operations and Financial Condition.

On March 12, 2008, American Public Education, Inc. issued a press release reporting financial results for the quarter and year ended December 31, 2007. The press release corrected and replaced a press release issued on March 11, 2008, for purposes of revising a line item in the accompanying Consolidated Statements of Income table to read "Loss from discontinued operations, net of income tax benefit" instead of "Loss from discontinued operations, net of income tax benefit of $336 and $314 in 2006 and 2007, respectively." A copy of American Public Education’s press release dated March 12, 2008, is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	American Public Education, Inc. press release dated March 12, 2008, reporting financial results for the quarter and year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	March 12, 2008	By:	/s/ Harry T. Wilkins
Harry T. Wilkins, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	American Public Education, Inc. press release dated March 12, 2008, reporting financial results for the quarter and year ended December 31, 2007.